UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RUBIUS THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! RUBIUS THERAPEUTICS, INC. ATTN: CORPORATE SECRETARY 399 BINNEY STREET, SUITE 300 CAMBRIDGE, MASSACHUSETTS 02139 RUBIUS THERAPEUTICS, INC. You invested in RUBIUS THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2022. Vote Virtually at the Meeting** May 12, 2022 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/RUBY2022 *No personal information, other than the control number above, is necessary to execute a proxy. **Please check the proxy materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to access your proxy form and vote, visit www.ProxyVote.com* Control # D72165-P67943 Get informed before you vote We encourage you to access and review the proxy materials before voting. View the Notice and Proxy Statement and Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Unless requested, you will not otherwise receive a paper or email copy. Meeting Type: Annual Meeting For holders as of: March 15, 2022 Date: May 12, 2022 Time: 9:00 AM ET Location: Virtually at www.virtualshareholdermeeting.com/RUBY2022 Vote by: May 11, 2022 11:59 PM ET IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF RUBIUS THERAPEUTICS, INC. TO BE HELD ON MAY 12, 2022

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D72166-P67943 1 Year 1. Election of Class l Directors Nominees: 2. To ratify the appointment of PricewaterhouseCoopers LLP as Rubius Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 01) David R. Epstein 02) Natalie Holles 03) Anne Prener, M.D., Ph.D. 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers for the year ended December 31, 2021 (say-on-pay vote). 4. To consider and act upon a non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For